Exhibit 99.1

1 Investor Presentation Fourth Quarter 2018

22 Forward Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:(1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions;(2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion;(3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures;(4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company;(5) potential deterioration in real estate values;(6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin;(7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document;(8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity;(9) liquidity risk affecting the bank’s ability to meet its obligations when they come due;(10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State;(11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios;(12) transaction risk arising from problems with service or product delivery;(13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards;(14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL);(15) strategic risk resulting from adverse business decisions or improper implementation of business decisions;(16) reputation risk that adversely affects earnings or capital arising from negative public opinion;(17) terrorist activities risk that results in loss of consumer confidence and economic disruptions;(18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events;(19) greater than expected noninterest expenses;(20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (21) excessive loan losses;(22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame;(23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel;(24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State;(25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors;(26) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward- looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

33 South State Corporation: SSB Richmond Columbia Greenville Charlotte Charleston Wilmington Savannah Myrtle Beach Raleigh Atlanta Augusta

44 How We Operate the Company Soundness Profitability Growth

55 2018 Highlights *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 3Q18 4Q18 2018 GAAP Net Income (millions) $ 47.1 $ 49.0 $ 178.9 EPS $ 1.28 $ 1.35 $ 4.86 Return on Average Assets 1.28% 1.33% 1.23% Return on Average Tangible Equity 15.29 15.91 14.93 Adjusted* Net Income (millions) $ 49.1 $ 49.0 $ 202.1 EPS $ 1.33 $ 1.35 $ 5.50 Return on Average Assets 1.33% 1.33% 1.39% Return on Average Tangible Equity 15.90 15.91 16.76 Cash dividend per common share $ 0.35 $ 0.36 $ 1.38 *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses.

6 Soundness

77 Capital Adequacy SSB 12/31/18 estimates Source: S&P Global Market Intelligence and Company filings. 9.6% 10.6% 12.0% 13.0% 13.5% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total RBC Ratio SSB (12/31/18)

88 Asset Quality 0.74% 0.63% 0.38% 0.29% 0.23% 0.19% 2013 2014 2015 2016 2017 4Q 18 NPLs / Loans(1) 1.36% 1.02% 0.63% 0.43% 0.25% 0.28% 2013 2014 2015 2016 2017 4Q 18 NPAs / Assets(2) 81.2% 121.1% 181.8% 250.7% 293.0% 340.9% 2013 2014 2015 2016 2017 2018 ALLL / NPLs(3) 0.41% 0.16% 0.09% 0.06% 0.04% 0.04% 2013 2014 2015 2016 2017 2018 NCOs / Average Loans(4) 1) NPLs / Loans includes Acquired and Non-Acquired 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL/ NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only.

99 CRE Concentration Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC). 4Q 18 Regulatory Guideline Balance % of RBC* Balance % of RBC* CRE $3.3 216% $4.5 300% Construction Land & Development $1.1 70% $1.5 100% $1.2 Billion in CRE Lending Capacity

1010 Non-Interest Bearing DDA $3,062 Interest Bearing DDA $2,829 Savings $1,400 Money Market $2,578 Time Deposits $1,778 Other Borrowings $537 4Q 18 Funding Dollars in millions

11 Profitability

1212 $3.08 $4.11 $4.18 $2.93 $4.86 $3.75 $4.31 $4.55 $4.85 $5.50 2014 2015 2016 2017 2018 EPS Adjusted* EPS (Non-GAAP) Earnings Per Diluted Share * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination.

1313 Net Interest Margin Dollars in millions 4.18% 4.22% 4.14% 4.04% 3.98% $112.3 $129.0 $129.6 $128.3 $126.4 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Net Interest Margin Net Interest Income

1414 Deposit Accounts 56% Mortgage Banking 9% Trust & Investment Services 21% Other 14% Fee Income $145.8 Million 2018 Revenue Composition 77% 75% 74% 72% 75% 78% 23% 25% 26% 28% 25% 22% 2013 2014 2015 2016 2017 2018 Noninterest Income Net Interest Income Excludes Securities Gains/Losses.

1515 68.0% 66.7% 65.6% 62.3% 59.4% 56.3% 60.0% 57.3% 59.5% 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Efficiency Ratio Adjusted* Efficiency Ratio Efficiency Ratio * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses.

1616 $0.74 $0.82 $0.98 $1.21 $1.32 $1.38 $0.38 2013 2014 2015 2016 2017 2018 YTD 2019 1Q19 Dividend Declared* Dividend per Common Share Common Stock Dividends * 1Q 19 dividend of $0.38 declared 01/25/2019 with a record date of 2/15/2019 and payable on 2/22/2019.

1717 Tangible Book Value + Cumulative Dividends $12.86 $19.18 $29.13 $44.71 $48.78 - 10.00 20.00 30.00 40.00 50.00 60.00 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Cumulative Dividend TBV 15 year increase of 244% $

18 Growth

1919 Market Demographics Source: S&P Global Market Intelligence. 71% of Branch Footprint in High Growth Markets 2.7x 2.3 2.3 2.3 2.0 2.0 1.7x 1.7 1.6 1.3 1.2 MSA Branches Myrtle Beach 10 Charleston 24 Hilton Head 9 Raleigh 1 Charlotte 22 Wilmington 4 Greenville 14 Savannah 7 Columbia 9 Augusta 12 Richmond 8 National Average 3.56% Growth >2x Nation Growth 1-2x Nation Population Growth 2019 - 2024

2020 SSB Footprint Market Share Rank Institution Deposits Market Share 1 BB&T / SunTrust $ 36.1 20.3% 2 Wells Fargo & Co. 32.6 18.3 3 Bank of America Corp. 22.6 12.7 4 First Citizens BancShares Inc. 11.9 6.7 5 South State Corp. 11.7 6.6 6 Toronto-Dominion Bank 4.7 2.7 7 United Community Banks Inc. 4.7 2.6 8 Synovus Financial Corp. 4.5 2.5 9 Regions Financial Corp. 3.1 1.8 10 Fifth Third Bancorp 3.0 1.7 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. Dollars in billions

Selected Markets

Charleston

		Branches	Deposits	Share
1	Wells Fargo & Co. (CA)	23	$ 3,267	23.5%
2	Bank of America Corp. (NC)	16	2,196	15.8
3	**South State Corporation (SC)**	**24**	**1,778**	**12.8**
4	BB&T / SunTrust	23	1,418	10.2
5	First Citizens BancShares Inc. (NC)	17	932	6.7
6	Synovus Financial Corp. (GA)	9	697	5.0
7	Carolina Financial Corp. (SC)	8	677	4.9
8	Pinnacle Financial Partners (TN)	11	572	4.1
9	Toronto-Dominion Bank	6	413	3.0
10	Bank of South Carolina Corp. (SC)	4	383	2.8

Charlotte

		Branches	Deposits	Share
1	Wells Fargo & Co. (CA)	82	$ 8,819	23.3%
2	BB&T / SunTrust	95	8,107	21.4
3	Bank of America Corp. (NC)	58	5,897	15.6
4	Fifth Third Bancorp (OH)	38	3,072	8.1
5	First Citizens BancShares Inc. (NC)	45	2,630	6.9
6	**South State Corporation (SC)**	**22**	**1,573**	**4.2**
7	F.N.B. Corp. (PA)	14	821	2.2
8	Pinnacle Financial Partners (TN)	9	779	2.1
9	PNC Financial Services Group (PA)	17	684	1.8
10	First Horizon National Corp. (TN)	14	546	1.4

Greenville

		Branches	Deposits	Share
1	BB&T / SunTrust	38	$ 2,919	18.4%
2	Bank of America Corp. (NC)	18	2,298	14.5
3	Wells Fargo & Co. (CA)	23	1,829	11.5
4	Toronto-Dominion Bank	19	1,684	10.6
5	**South State Corporation (SC)**	**14**	**1,088**	**6.9**
6	First Citizens BancShares Inc. (NC)	18	891	5.6
7	Southern First Bancshares Inc (SC)	4	839	5.3
8	United Community Banks Inc. (GA)	15	818	5.2
9	Travelers Rest Bancshares Inc. (SC)	10	655	4.1
10	GrandSouth Bancorp. (SC)	4	525	3.3

Richmond

		Branches	Deposits	Share
1	BB&T / SunTrust	74	$ 6,021	27.7%
2	Wells Fargo & Co. (CA)	56	4,672	21.5
3	Union Bkshs Corp (VA)	31	2,998	13.8
4	Bank of America Corp. (NC)	21	2,088	9.6
5	TowneBank (VA)	9	860	4.0
6	Southern National Bncp of VA (VA)	13	846	3.9
7	C&F Financial Corp. (VA)	16	840	3.9
8	Community Bankers Trust Corp (VA)	12	609	2.8
9	Bay Banks of Virginia, Inc. (VA)	9	463	2.1
11	**South State Corporation (SC)**	**8**	**414**	**1.9**

21

Source: S&P Global Market Intelligence. MSA Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions.
Dollars in millions

SOUTH STATE

2222 BBT / STI Branch Overlap Charlotte 50% Greenville 79% Richmond 63% Charleston 70% Savannah 86% Raleigh 59% Source: S&P Global Market Intelligence. Percentage overlap of BBT / STI branches within a 2 mile radius of each other. South State

2323 Economic Highlights Richmond Columbia Greenville Charlotte Charleston Wilmington Savannah Myrtle Beach Raleigh Atlanta Augusta

24 Appendix

2525 Stock Repurchase Plan • New share repurchase plan announced in 1Q 19 with authorization to repurchase up to 1,000,000 shares • 500,000 shares repurchased as of February 11, 2019 at an average price of $66.56 • 500,000 shares remaining under existing plan

2626 Average Interest Earning Assets Dollars in millions Quarterly Averages Assets % of Earning Assets 3Q 18 % of Earning Assets 4Q 18 Change Short-Term Investments 1.8% $ 233 1.4% $ 173 $ (60) Investment Securities 12.6 1,589 12.2 1,548 (41) Loans – Acquired 27.1 3,429 25.1 3,175 (254) Loans – Non-acquired 58.2 7,373 61.2 7,753 380 Loans 85.3 $ 10,802 86.2 $ 10,928 $ 126 Loans Held for Sale 0.3 35 0.2 25 (10) Total Interest Earning Assets $ 12,659 $ 12,674 $ 15

2727 18.3% 12.5% 9.4% 8.7% 6.7% 5% 10% 15% 20% 1Q15 4Q15 3Q16 2Q17 1Q18 4Q18 Accretion / Total Interest Income Accretable Yield Fourth Quarter 2018 (Yields Annualized) Income Statement Contractual Interest Accretion Total Income Contractual Yield Total Yield Acquired Credit Impaired $ 7.8 $5.9 $13.7 5.40% 10.86% Acquired NonCredit Impaired 32.5 3.8 36.3 4.76 5.38 Total $40.3 $9.7 $50.0 4.87% 6.25% SBFC Merger PSTB Merger PSTB Re-cast SBFC Re-cast Dollars in millions

2828 Acquired Loan Portfolio As of December 31, 2018 Balance Sheet UPB Discount Carrying Value Accretable Yield / Disc Acquired Credit Impaired $553.1 (A) ($68.0) $485.1 (B) $116.8 Acquired NonCredit Impaired 2,628.2 (33.4) 2,594.8 33.4 Total $3,181.3 ($101.4) $3,079.9 $150.2 (A) Represents total loan discount made up of $19.1 million credit mark ($24.8 million total non-accretable difference less $5.7 million interest portion of non-accretable difference) and a non-credit discount of $48.9 million (B) Represents cash flows of principal totaling $48.9 million and interest totaling $67.9 million that are expected to be received in future periods and will be recognized as interest income Dollars in millions

2929 $2,865 $3,468 $4,221 $5,241 $6,492 $7,933$2,822 $2,248 $1,783 $1,439 $4,127 $3,080 $5,687 $5,716 $6,004 $6,680 $10,619 $11,013 2013 2014 2015 2016 2017 2018 Non Acquired Acquired* Loan Portfolio Mix Dollars in millions *Acquired loans are net of discounts.

3030 4Q 18 Loan Characteristics Floaters $2,451 23% Hybrid ARMs $2,119 19% Adjustable $370 3% Fixed $6,006 55% Maturities or Re-prices <1 year 30% 1 - 5 years 34 5+ years 36 Overall Weighted Average Life of 3-4 Years Dollars in millions

3131 Net Loan Growth $10,623 $11,018 $945 Unfunded $2,388 4Q17 Runoff / Amortization Production 4Q18 ($1,993) $3,333 Dollars in millions

3232 4Q 18 Loans Organic Growth Non-acquired Loan Growth 17% Annualized Relationship Driven Top 25 5.1% of Total loans Average Loan Size $128,166 Asset Quality NPAs/Assets 0.28% Non-acquired Charge-offs 0.04% Consum er 37.2% Commer cial Real Estate 29.1% Commer cial 33.7% Loans by Type NC $2.0 SC $6.2 GA $2.2 VA $0.6 Loans by State (Billions)

3333 Agency Mortgage- Backed Securities 71% State & Municipal AFS 13% SBA 13% U.S. Agency/GSE Debentures 3% 4Q 18 Investment Portfolio Composition Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.7% Weighted Average Life 4.5 years Effective Duration 3.5 Total Carrying Value $1.5 Billion Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

4Q18 Transaction Deposits



Dollar Balance (billions)
$3.1
$2.9
# of Accounts
267,000
187,000
Non-interest Checking
Interest Checking

Relationship Based	Consumer Digital Banking			Debit Card
Avg. Balance $13,100 **Avg. Age** 10 Years	**Online Banking** ~261,000 users	**Mobile App** ~171,000 users	**DDA & Loan New Accounts** ~9% Digital	**Annual Transactions** ~102 million

34
SOUTH STATE

3535 Wealth $4,943 $5,511 $4,170 $3,933 $3,828 $3,406 2018 2017 2016 2015 2014 2013 Assets Under Management or Care (millions) $30,229 $25,401 $19,764 $20,117 $18,344 $12,661 2018 2017 2016 2015 2014 2013 Noninterest Income (thousands)

3636 Mortgage Banking $1,514 $1,577 $1,404 $1,379 $1,195 $1,668 2018 2017 2016 2015 2014 2013 Production (millions) $13,590 $17,954 $20,547 $21,761 $16,170 $9,149 2018 2017 2016 2015 2014 2013 Noninterest Income (thousands)

3737 Branch Network Total branches 12/31/2009 48 Acquired 201 Consolidated or sold (81) Total branches 12/31/18 168 Average deposits per branch (in millions) 6/30/2009 $46 12/31/2018 69 Announced 2019 Branch Closures 13

3838 Asset Growth Dollars in billions $2.7 $3.6 $3.9 $5.1 $7.9 $7.8 $8.6 $8.9 $14.5 $14.7 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

3939 Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey

4040 Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President Chief Financial Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions

41